UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 6, 2019

SYNDAX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37708	32-0162505
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Building D, Floor 3 35 Gatehouse Drive Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (781) 419-1400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☑

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On February 6, 2019, the Board of Directors (the “Board”) of Syndax Pharmaceuticals, Inc. (the “Company”) approved the recommendations of the Compensation Committee of the Board (the “Committee”) of 2018 cash bonuses, 2019 annual base salaries, 2019 bonus targets and equity awards for the Company’s named executive officers (each, an “Executive”), as set forth below.

2018 Cash Bonuses, 2019 Annual Base Salaries and 2019 Bonus Targets

The Board approved the Committee’s recommendations of the following 2018 cash bonuses, 2019 annual base salaries, which salaries are effective January 1, 2019, and 2019 bonus targets for the Executives:

Name and Title	2018 Cash Bonus	2019 Annual Base Salary	2019 Bonus Target
Briggs W. Morrison, M.D. Chief Executive Officer and Director	$247,660	$583,055	50%
Michael A. Metzger President and Chief Operating Officer	$221,540	$521,566	50%
Michael L. Meyers, M.D., Ph.D Senior Vice President, Chief Medical Officer	$144,200	$424,360	40%

Equity Awards

The Board approved the Committee’s recommendations and granted options to purchase shares of the Company’s common stock to the Company’s Executives as annual equity incentive awards granted pursuant to the Company’s 2015 Omnibus Incentive Plan, which grants are set forth in the table below.

Name and Title	2019 Annual Option Grant (shares)
Briggs W. Morrison, M.D. Chief Executive Officer and Director	354,000
Michael A. Metzger President and Chief Operating Officer	240,000
Michael L. Meyers, M.D., Ph.D Senior Vice President, Chief Medical Officer	104,325

The stock option granted to each Executive has (i) a vesting commencement date of February 6, 2019, (ii) an exercise price of $6.38 per share, the closing price of the Company’s common stock on February 6, 2019 and (iii) a term of 10 years from the grant date. For Dr. Morrison, options to purchase 177,000 shares of common stock shall vest in 48 successive equal monthly installments measured from 02/06/2019 and options to purchase 177,000 shares of common stock shall vest periodically upon the Company achieving certain milestones. For Mr. Metzger, options to purchase 120,000 shares of common stock shall vest in 48 successive equal monthly installments measured from 02/06/2019 and options to purchase 120,000 shares of common stock shall vest periodically upon the Company achieving certain milestones. For Dr. Meyers, options to purchase 50,825 shares of common stock shall vest in 48 successive equal monthly installments measured from 02/06/2019 and options to purchase 53,500 shares of common stock shall vest periodically upon the Company achieving certain milestones.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNDAX PHARMACEUTICALS, INC.

By:	/s/ Briggs W. Morrison, M.D.
Briggs W. Morrison, M.D.
Chief Executive Officer

Dated:  February 12, 2019